Exhibit 99

May 15, 2006

Epstein, Weber & Conover, PLC
8950 East Raintree
Suite 200
Scottsdale, AZ 85260

Securities and Exchange Commission
Washington, D.C. 20549

Re: B-Teller, Inc.

Dear Sir or Madam:

We have read Item 4.(1) of the Form 8-K of B-Teller, Inc. dated May 15, 2006, and agree with the statements contained therein.

Very truly yours,

/s/ Mark Weber
Epstein Weber & Conover PLC